Iveda Solutions™

A. *Disclaimer*. Please read the Disclaimer, Insurance and Limitation of Liability sections of the Agreement carefully. IntelaSight is not an insurer and, except as specifically set forth therein, disclaims all liability in connection with any failure of the System provided hereunder to prevent or limit theft or other harm from occurring.

B. *Customer Information.*
Property Information:

Company Name: IAAI – North Hollywood		
Property Address: 7245 Laurel Canyon Blvd, North Hollywood, CA 91605		
Contact Person: Mr. Tim Glynn	Title: Branch Manager	
Phone: 818 487 2202	Fax: 818 487 2402	Email: tglynn@iaai.com
Technical Contact Person:		
Phone:	Fax:	Email:

Billing Information: (If different from above)

Company Name: IAAI		
Contact Person:	Title:	
Billing Address: Two Westbrook Corp Ctr #500, Westchester, IL 60154		
Phone: 708 492 7000	Fax: 708 492 7555	Email:
Purchase Order Number (If applicable):		
Credit Card Information		
Name:	Credit Card Number:	
Expiration Date:	Security Code:	

C. *Products / Delivery / Installation* *Customer agrees to purchase the following Product(s) and agrees to pay the following fees with respect to delivery or installation of the Products purchased under this Order. The Delivery and/or installation terms and conditions will be described in more detail in the "Products" Schedule and/or Invoice, attached hereto.*

Invoice No.	Quantity Description Additional Information Price
X $22,921.33	
X	

IntelaSight will use commercially reasonable efforts to implement and install the System in exchange for the fees specified herein.

Customer has selected a service provider from IntelaSight's network (the "Service Provider") to perform installation and to receive all equipment from IntelaSight at the costs set forth herein. The Service Provider will coordinate with IntelaSight regarding delivery and installation. Customer agrees to keep IntelaSight apprised of changes or delays in the installation schedule and provide an experienced on-site Customer contact for IntelaSight on installation day.

At the time of installation, Customer personnel with knowledge of Customer's facility and IT infrastructure shall be present to answer questions that the Service Provider may have with respect to the Customer's facility. Such personnel shall have the authority to authorize Service Provider's plans for installation at the Customer facility. Prior to installation, IntelaSight will provide Customer with instructions that must be followed by Customer prior to installation in order to prepare Customer's facility for installation. Customer agrees Customer shall be responsible for preparing Customer facility for installation prior to the date of installation and shall give Service Provider access to its facility as is reasonably necessary for successful installation.

D. *Acceptance*.

Upon delivery of the equipment at a Customer location, Customer personnel will accept delivery and sign documentation indicating that the Products have been delivered and that IntelaSight may proceed with the installation of the Products at the Customer site. The installation shall be deemed accepted upon completion, to the satisfaction of Customer of agreed upon acceptance test, as evidenced by an acceptance from viewing active camera footage on the system. In the event that IntelaSight is not notified, in writing, within five (5) consecutive days after the receipt of the Products by Customer, that the installation does not conform to the agreed upon specifications for such installation, such installation will be deemed to have been accepted by Customer.

E. Warranty: IntelaSight guarantees its installation services for a period of one year from the completion date of installation. This warranty is in addition to any warranties cameras and other equipment carries. This warranty excludes any damages caused by acts of God, misuse, abuse, negligence, accident, normal wear and tear and deterioration, vandalism, theft, intentional wrongful acts of third parties, environmental conditions (including, but not limited to, electrical surges, water damage and heat exposure) or lack of responsible care. Customer agrees to purchase maintenance agreement after the expiration of warranty or pay for maintenance costs as necessary.

F. Payment Terms. Customer agrees to pay IntelaSight fifty percent (50%) of the total amount of the invoice upon signing of this Agreement and fifty percent (50%) upon completion of delivery of all products under this Order and Installation if applicable.

G. Insurance. INTELASIGHT IS NOT AN INSURER AND CUSTOMER AGREES THAT IT WILL OBTAIN FROM AN INSURER ANY INSURANCE THAT IT DESIRES. THE AMOUNT PAID BY CUSTOMER TO INTELASIGHT IS UNRELATED TO THE VALUE OF CUSTOMER'S PROPERTY OR THE PROPERTY OF OTHERS LOCATED ON CUSTOMER'S PREMISES. IN THE EVENT OF ANY LOSS OR INJURY TO ANY PERSON OR PROPERTY, CUSTOMER AGREES TO LOOK EXCLUSIVELY TO ITS INSURER TO RECOVER DAMAGES. CUSTOMER WAIVES ALL SUBROGATION AND OTHER RIGHTS OF RECOVERY AGAINST INTELASIGHT THAT ANY INSURER OR OTHER PERSON MAY HAVE AS A RESULT OF PAYING ANY CLAIM FOR LOSS OR INJURY TO ANY OTHER PERSON. UNLESS OTHERWISE AGREED TO IN WRITING, CUSTOMER AGREES THAT IT WILL, AT ITS OWN EXPENSE, CARRY AND MAINTAIN DURING THE TERM OF THIS AGREEMENT A COMMERCIAL GENERAL LIABILITY INSURANCE POLICY WITH POLICY LIMITS OF NOT LESS THAN $1,000,000 EACH OCCURRENCE FOR BODILY INJURY, AND $1,000,000 EACH OCCURRENCE FOR DAMAGE TO PROPERTY, OR, ALTERNATIVELY, $2,000,000 COMBINED SINGLE LIMIT EACH OCCURRENCE FOR BODILY INJURY AND PROPERTY DAMAGE COMBINED. UNLESS OTHERWISE AGREED TO IN WRITING, INTELASIGHT AGREES THAT IT WILL, AT ITS OWN EXPENSE, CARRY AND MAINTAIN DURING THE TERM OF THIS AGREEMENT A COMMERCIAL GENERAL LIABILITY INSURANCE POLICY WITH POLICY LIMITS OF NOT LESS THAN $1,000,000 EACH OCCURRENCE FOR BODILY INJURY, AND $1,000,000 EACH OCCURRENCE FOR DAMAGE TO PROPERTY, OR, ALTERNATIVELY, $2,000,000 COMBINED SINGLE LIMIT EACH OCCURRENCE FOR BODILY INJURY AND PROPERTY DAMAGE COMBINED.

H. Limitation Of Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES, REGARDLESS OF THE FORM OF ACTION OR WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES. EXCEPT FOR ITS INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT, IN NO EVENT WILL INTELASIGHT'S AGGREGATE LIABILITY TO CUSTOMER FOR LOSS, DAMAGE, INJURY OR OTHER CONSEQUENCE IN CONNECTION WITH THE SYSTEM EXCEED AN AMOUNT EQUAL TO THE TOTAL OF (i) THE AMOUNTS CUSTOMER PAYS UNDER THIS AGREEMENT, AND (ii) ANY AMOUNTS OWED BY CUSTOMER UNDER THIS AGREEMENT, IF ANY, REGARDLESS OF HOW THE LOSS, DAMAGE, INJURY OR OTHER CONSEQUENCE IS CAUSED, EVEN IF CAUSED BY INTELASIGHT'S NEGLIGENCE, GROSS NEGLIGENCE, FAILURE TO PERFORM DUTIES UNDER THIS ORDER, STRICT LIABILITY, FAILURE TO COMPLY WITH ANY APPLICABLE LAW, OR OTHER FAULT. CUSTOMER'S EXCLUSIVE DAMAGE AND LIABILITY REMEDIES ARE SET FORTH IN THIS PARAGRAPH.

I. Indemnification By Customer. CUSTOMER ACKNOWLEDGES THAT IT ALONE IS RESPONSIBLE FOR ITS SECURITY, AND IN THE EVENT ANY LAWSUIT OR OTHER CLAIM IS FILED BY ANY OTHER PARTY AGAINST INTELASIGHT OR ITS AGENTS, EMPLOYEES, SUBSIDIARIES, AFFILIATES OR PARENT COMPANIES ARISING OUT OF ANY CLAIM OF INJURY, DEATH OR DAMAGE, INCLUDING WITHOUT LIMITATION, THEFT OR DAMAGE TO PROPERTY OR PERSONAL INJURY ASSOCIATED OR OCCURRING IN CONNECTION WITH THE SYSTEM, CUSTOMER AGREES TO BE SOLELY RESPONSIBLE FOR, AND TO INDEMNIFY AND HOLD INTELASIGHT COMPLETELY HARMLESS FROM, SUCH LAWSUIT OR OTHER CLAIM INCLUDING THE PAYMENT OF ALL DAMAGES, EXPENSES, COSTS AND ATTORNEYS' FEES. THESE OBLIGATIONS WILL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT. THESE OBLIGATIONS WILL APPLY EVEN IF SUCH LAWSUIT OR OTHER CLAIM ARISES OUT OF INTELASIGHT'S NEGLIGENCE, GROSS NEGLIGENCE, FAILURE TO PERFORM DUTIES UNDER THIS CONTRACT, STRICT LIABILITY, FAILURE TO COMPLY WITH ANY APPLICABLE LAW, OR OTHER FAULT. THIS INDEMNIFICATION OBLIGATION SHALL NOT OBVIATE

INTELASIGHT'S LIABILITY UNDER THE SECTION ENTITLED MONITORING FAILURES OR INDEMNIFICATION BY INTELASIGHT.

J. Indemnification By IntelaSight. INTELASIGHT ASSUMES FULL AND COMPLETE RESPONSIBILITY FOR ALL INJURIES TO, OR DEATH OF, ANY PERSON, INCLUDING BUT NOT LIMITED TO INTELASIGHT'S EMPLOYEES, AND FOR DAMAGES TO PROPERTY, INCLUDING THE PROPERTY OF CUSTOMER OR ITS AFFILIATES TO THE EXTENT ARISING SOLELY FROM THE PRESENCE OF INTELASIGHT'S EMPLOYEES ON THE PREMISES OF CUSTOMER OR ITS AFFILIATES IN CONNECTION WITH THE PERFORMANCE OF ANY SERVICES, WHETHER CAUSED BY NEGLIGENCE OR OTHERWISE, EXCEPT FOR INJURIES, DEATHS, OR DAMAGES WHICH ARE CAUSED BY THE NEGLIGENCE OF CUSTOMER OR ITS AFFILIATES, AND IN THE EVENT ANY LAWSUIT OR OTHER CLAIM IS FILED BY ANY OTHER PARTY AGAINST CUSTOMER OR ITS AGENTS, EMPLOYEES, SUBSIDIARIES, AFFILIATES OR PARENT COMPANIES ARISING OUT OF ANY SUCH CLAIM, INTELASIGHT AGREES TO BE SOLELY RESPONSIBLE FOR, AND TO INDEMNIFY AND HOLD CUSTOMER COMPLETELY HARMLESS FROM, SUCH LAWSUIT OR OTHER CLAIM INCLUDING THE PAYMENT OF ALL DAMAGES, EXPENSES, COSTS AND ATTORNEYS' FEES. THESE OBLIGATIONS WILL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

Customer acknowledges that it has read, understood and agreed to this Order, and all Schedules attached hereto, which are incorporated herein. IN WITNESS WHEREOF, the parties have executed this Order as of the Effective Date (as defined above).

CUSTOMER:	***INTELASIGHT, INC.***
Signature: [signature]	*Signature:* Darrin P. Tuttle
Name: Tim Glynn	*Name:* Darrin Tuttle
Title: Branch Mgr.	*Title:* Account Manager
Date: 3/25/08	*Date:* 03-25-08

Iveda Solutions™

Order # IAA1 North Hollywood P-3
Agreement between
IntelaSight, Inc. and [Customer].

This order to provide Products and Services Service (this "Order") is made between IntelaSight, Inc. ("IntelaSight"), doing business as Iveda Solutions and IAA-North Hollywood ("Customer") and further describes the Products and Services that are to be provided under this Order.

A. Disclaimer. Please read the Disclaimer, Insurance and Limitation of Liability sections of the Agreement carefully. IntelaSight is not an insurer and, except as specifically set forth therein, disclaims all liability in connection with any failure of the System provided hereunder to prevent or limit theft or other harm from occurring.

B. Customer Information.

Property Information:

Company Name: IAA North Hollywood		
Property Address: 7245 Laurel Cyn. Blvd.		
Contact Person: Tim Glynn	Title: Branch Mgr.	
Phone: 818 487 2202	Fax: 818 487 2402	Email: tglynn@iaai.com
Technical Contact Person:		
Phone:	Fax:	Email:

Billing Information: (If different from above)

Company Name: IAAI		
Contact Person:	Title:	
Billing Address: two Westbrook Corp. Ctr. #500, westchester, IL 60154		
Phone: 708 492 7000	Fax: 708 492 7555	Email:
Enter Purchase Order Number or Credit Card Information:		
Purchase Order Number (If applicable):		
Credit Card Information		
Name:	Credit Card Number:	
Expiration Date:	Security Code:	

C. PRODCUTS/DELIVERY/INSTALLATION *Customer agrees to purchase the following Product(s) and agrees to pay the following fees with respect to delivery or installation of the Products purchased under this Order. The Delivery and/or Installation terms and conditions will be described in more detail in the "Products" Schedule and/or Invoice, attached hereto.*

Invoice No.	Quantity Description Additional Information Price
X $22921.33	
X	

IntelaSight will use commercially reasonable efforts to implement and install the System in exchange for the fees specified herein.

Customer has selected a service provider from IntelaSight's network (the "Service Provider") to perform installation and to receive all equipment from IntelaSight at the costs set forth herein. The Service Provider will coordinate with IntelaSight regarding delivery and installation. Customer agrees to keep IntelaSight apprised of changes or delays in the installation schedule and provide an experienced on-site Customer contact for IntelaSight on installation day.

At the time of installation, Customer personnel with knowledge of Customer's facility and IT infrastructure shall be present to answer questions that the Service Provider may have with respect to the Customer's facility. Such personnel shall have the authority to authorize Service Provider's plans for installation at the Customer facility. Prior to installation, IntelaSight will provide Customer with instructions that must be followed by Customer prior to installation in order to prepare Customer's facility for installation. Customer agrees Customer shall be responsible for preparing Customer facility for installation prior to the date of installation and shall give Service Provider access to its facility as is reasonably necessary for successful installation.

C.1 Acceptance.

Upon delivery of the equipment at a Customer location, Customer personnel will accept delivery and sign documentation indicating that the Products have been delivered and that IntelaSight may proceed with the installation of the Products at the Customer site. The installation shall be deemed accepted upon completion, to the satisfaction of Customer of agreed upon acceptance test, as evidenced by an acceptance from viewing active camera footage on the system. In the event that IntelaSight is not notified, in writing, within five (5) consecutive days after the receipt of the Products by Customer, that the installation does not conform to the agreed upon specifications for such installation, such installation will be deemed to have been accepted by Customer.

C.2. Warranty: IntelaSight guarantees its installation services for a period of one year from the completion date of installation. This warranty is in addition to any warranties cameras and other equipment carries. This warranty excludes any damages caused by acts of God, misuse, abuse, negligence, accident, normal wear and tear and deterioration, vandalism, theft, intentional wrongful acts of third parties, environmental conditions (including, but not limited to, electrical surges, water damage and heat exposure) or lack of responsible care. Customer agrees to purchase maintenance agreement after the expiration of warranty or pay for maintenance costs as necessary.

C.3 Payment Terms. Customer agrees to pay IntelaSight fifty percent (50%) of the total amount of the invoice upon signing of this Agreement and fifty percent (50%) upon completion of delivery of all products under this Order and installation if applicable.

D. SERVICES Customer agrees to purchase the following services (the "Services"). If any Services are to be provided hereunder, such Services and the Services related terms and conditions are described in more detail below.

REAL-TIME MONITORING SERVICES. Customer has opted to engage IntelaSight to provide remote monitoring of the activity captured by Customer's cameras (the "Remote Monitoring Services").

TERM (Check one)		STATIONARY CAMERA (per hour/camera)	PTZ CAMERA (per hour/camera)
1 Year	☒	$2.00	$2.60
2 Years	☐	$1.75	$2.30
Month-to-Month*	☑ DT	$2.50	$3.00
Other Terms ____________	☐	$_____	$_____
Rates do not include tax. *Subject to change based on current month's rate.			
One-Time License Fee** per camera: ☑ Included ☐ $300			

(month to month with 1yr pricing) DT

**License Fee is on specific cameras and is non-transferable.

Monitoring Schedule. IntelaSight will commence the Remote Monitoring Services on ______________ (the "Monitoring Start Date"). IntelaSight will monitor Customer's Cameras listed in Exhibit A, attached thereto.

Subscription Term. Customer agrees to pay for the Remote Monitoring Services described herein for a subscription term of ________ from date the Remote Monitoring Services begin. Customer's subscription may be renewed for subsequent one year subscription terms by Customer giving notice prior to expiration, unless IntelaSight gives notice to Customer of its intent not to renew the subscription at least thirty (30) days prior to the end of the then current subscription term. Rates in effect on renewal date will apply.

Early Termination. Customer agrees to pay IntelaSight the remaining amount of the contract or pay a penalty equivalent to 3 months of monitoring fees as agreed upon on this Order (whichever is lesser), for termination of contract prior to expiration date.

Change of Service. Customer may change schedule of monitoring with a minimum of 72 hours notice prior to the effective date of change, provided there is no decrease of total monthly hours and/or fees as agreed upon on this Order and within reasons. Customer has the right to decrease the monitoring hours, but will be charged the full amount, based on the monthly monitoring hours as agreed upon on this Order.

Customer may increase the number of hours of monitoring at any time, and will be charged the per hour rate at the time of the requested increase. New per hour rate, if applicable, will apply to the additional hours only.

Termination of this Customer's subscription shall not act to automatically terminate Customer's rights to use any Products for which it has paid, with the understanding that IntelaSight shall have no further obligations with respect to such Products.

FEES

Customer agrees to pay IntelaSight an hourly rate of $ 2.00 for each stationary camera and $2.60 for each PTZ camera monitored (plus taxes if applicable) as part of the Remote Monitoring Services. Payments shall be made monthly in advance for the duration of the Subscription Term. Requests for changes to the monitoring hours or number of cameras to be monitored may be made by Customer to IntelaSight by mail, email, or fax. Customer reserves the right to decrease the number of hours of monitoring, but agrees to pay the monthly charges agreed upon on this Order. Additional hours will be billed based on the rates in effect at the time of change request. Order for All requests for such changes shall be subject to IntelaSight's approval which shall not be unreasonably withheld. If requested changes to the Customer's subscription are accepted by IntelaSight, a confirmation of such changes to Customer's subscription will be sent to Customer by IntelaSight, and subsequent monthly payments will be adjusted accordingly and described in IntelaSight's confirmation of subscription changes. In most cases IntelaSight is able to respond to requests for changes in subscription within three business days. In case of system failure, other than caused by IntelaSight, Customer agrees to continuously pay IntelaSight for contracted monitoring fees. If under warranty or maintenance agreement with IntelaSight, Customer will not pay for the delay of repairs caused by IntelaSight beyond the stated response time. It is the Customer's responsibility to ensure cameras are working properly to enable IntelaSight's Services.

SUPPORT

IntelaSight will only provide product support for hardware and software they sold and installed as follows. Maintenance of hardware and software sold and installed by IntelaSight's reseller or a third party company shall be the responsibility of IntelaSight's reseller, the third party company, or the Customer.

Firmware and Updates. During the term of Customer's subscription, IntelaSight may occasionally remotely perform firmware updates to the cameras that are monitored under Customer's subscription to the extent that such firmware updates are released by the manufacturers of these cameras. IntelaSight may also perform on-site hardware or software updates that support the remote monitoring capability. Customer understands that IntelaSight may or may not give notice when these updates take place. If significant downtime or a physical visit is required for such updates, the customer will be notified at least three (3) business days prior to the update taking place (or 24 hours in the event of an emergency). All software provided to Customer by IntelaSight, including any firmware or updates, are third party software products that are distributed by IntelaSight, but only licensed to Customer as provided in Customer's license agreements directly with these third parties, if any. Customer's use of any firmware or upgrades to software provided by IntelaSight shall be subject to the terms and conditions of the license agreement between Customer and the licensors of such software.

Equipment Support.

During the term of Customer's subscription, IntelaSight agrees to provide any maintenance on the Monitored Cameras sold and installed by IntelaSight within the first year post installation. IntelaSight will do whatever is necessary to address defects or technical problems with the hardware that is necessary to enable IntelaSight's continued Remote Monitoring Service of such cameras, including replacement of defective Monitored Cameras that are under warranty. Subsequent year's service will be defined by the optional customer maintenance agreements. Upon becoming aware of a technical issue that interferes with IntelaSight's ability to provide the Remote Monitoring Services, IntelaSight will first attempt to remedy the issue remotely, and if unable to do so will dispatch a representative to Customer's facility, provided the equipment is under warranty or maintenance agreement. If neither is true, Customer agrees to pay IntelaSight $150 per hour for repairs, plus travel expenses and

parts/equipment if applicable, or Customer may elect to conduct repairs on their own. If under warranty or maintenance agreement, IntelaSight agrees that it will initiate its remote remedy within four (4) business hours of becoming aware of a defect or technical problem covered by this section, and if unsuccessful, will dispatch a representative to Customer's facility within two (2) business days for sites within Arizona or within four (4) business days for sites outside of Arizona. Response times are subject to change from time to time. Notwithstanding the preceding, Customer shall be responsible for the replacement cost of any cameras or other equipment that require replacement due to vandalism, theft, intentional wrongful acts of third parties, misuse by Customer, exposure to the elements, acts of god or other factors aside from technical issues or defects in the Products themselves. The support described in this section shall only apply to IntelaSight-installed Monitored Camera for up to 5 years so long as such Monitored Camera is the subject of ongoing Remote Monitoring Services of at least the same level of service specified in this Order, under a maintenance agreement or pay-as-you-go arrangement. If Remote Monitoring Services are discontinued with respect to a particular Monitored Camera, such camera would not be covered by this Section absent a separate agreement between the parties.

Technical Support. During the term of Customer's subscription, technical support will be available to Customer by email or telephone. Technical support questions should be directed to IntelaSight by Customer's Technical Representative by email at support@ivedasolutions.com or by telephone. Telephone assistance for use and operation of the Products and Services will be available during business hours, meaning Monday through Friday (except holidays) from 8:00 AM to 5:00 PM Pacific Time at (480) 355-2410. (IntelaSight currently observes the following holidays: New Year's Day, January 1; Memorial Day, last Monday of May; Fourth of July, July 4; Labor Day, first Monday of September; Thanksgiving, last Thursday of November; Day after Thanksgiving, last Friday of November; Christmas Eve, December 24; and Christmas Day, December 25.) Product support for repairs and failures may be requested 24x7x365 via the above phone number and email address, provided that Customer understands and agrees that IntelaSight shall have no obligation to respond to requests for repairs or failures until IntelaSight's business hours described above. These numbers, dates and hours are subject to change upon notice from IntelaSight.

Notification. If Customer would like to notify IntelaSight about activities that Customer expects to occur on its premises that may look suspicious to IntelaSight, but in fact are not, Customer may submit such information to IntelaSight at customerservice@ivedasolutions.com. For example, if a customer was expecting someone to come to their premises after hours to pick up merchandise, they might notify IntelaSight that such activity was expected, so that IntelaSight would not report such activity as suspicious or emergency in nature.

Account Changes. Customer's Technical Representative may request the creation or deletion of user accounts to access the Customer's camera's by submitting such request to support@ivedasolutions.com. IntelaSight will endeavor to make such change within two (2) business days.

TRAINING

Within ten (10) days of the Monitoring Start Date, an IntelaSight representative will contact Customer's Technical Representative to set up a training session to explain to Customer's selected personnel how to access Customer's cameras remotely through the IntelaSight website or locally from the Customer's facility.

Suspicious or Emergency Activity Notification Procedure

In the event that IntelaSight detects what it believes is suspicious non-emergency activity occurring at the subscription site IntelaSight will attempt to notify the individual identified below using the following contact information:

Name: Merick Schonfeld (Yard Manager)
Mobile: 818 523 5037
Office: 818 487 2220
Email: mschonfeld@iaai.com
AIM: ____
YIM: ____

If IntelaSight is unable to confirm that Customer has received notice through one of the above communication methods within [5 minutes], IntelaSight shall attempt to notify Customer's on-site security staff using the following contact information:

Name: Tim Glynn (Branch Manager)
Mobile: 661 878 2671

Customer Initials: [initials]

Office: 818 487 ~~2220~~ 2202
Email: tglynn @ iaai. com
AIM: ______
YIM: ______

☒ ***By checking this box, Customer empowers Iveda Solutions to give permission to law enforcement to enter property to deter a potential criminal activity, including breaking locks and chains if necessary to gain access to the property. Customer Initials*** ______

☒ ***By checking this box, Customer gives Iveda Solutions permission to allow first responders to view Customer cameras. Customer Initials*** ______

If IntelaSight is unable to confirm that Customer has received notice through one of the above communication methods within [10 minutes], IntelaSight shall be authorized to contact the local non-emergency police authorities for your property at: [Local Non-Emergency Contact Information]

In the event that IntelaSight detects what it believes is emergency activity occurring at the subscription site Customer grants IntelaSight the authority to notify emergency police authorities on their behalf at: [Local Emergency Contact Information].

Customer acknowledges and agrees that IntelaSight shall not be responsible for any fees or costs assessed by Customer's law enforcement community or others in connection with a response to IntelaSight's notification of what it believes to be nonemergency or emergency activity.

IntelaSight will notify Customer, in accordance with the above procedures, in the event that a loss of power, Internet or network connectivity causes IntelaSight's connection to the Customer's cameras to be lost.

<u>Monitoring Reports</u>

IntelaSight will provide Customer via e-mail with daily monitoring reports summarizing activity recorded by IntelaSight from Customer's cameras that IntelaSight believes Customer will find useful. Customer has directed IntelaSight to deliver such monitoring reports to the following email address: tglynn @iaai. com daily, Hgridley @ iaai. com mschonfeld @ iaai. com

<u>LIMITATIONS</u>

<u>Monitoring Limitations</u>. The live images transmitted from the Customer's cameras to IntelaSight are monitored by a person only when activity on the Customer's property causes motion in the camera's field of view that is detectable by IntelaSight's motion screening software. In this way IntelaSight is able to more efficiently monitor the cameras of its customers by focusing its attention on cameras that show activity.

<u>Hours Limitations</u>. IntelaSight shall have no obligation to monitor a property outside of the monitoring hours described above or otherwise agreed upon between the parties in writing.

<u>Camera Limitations</u>. If Customer elects to use pan/tilt/zoom ("PTZ") cameras, IntelaSight will only be able to monitor activity that is transmitted by the PTZ cameras. Activity that occurs while a PTZ camera is pointed away from such activity will not be recorded or monitored. IntelaSight is unable to report activity on Customer's premises unless such activity is indicated on a camera monitored as part of the Remote Monitoring Services. Customer approves PTZ patrol scheme and understands that areas of monitoring will be on those presets only. IntelaSight will not be responsible for monitoring areas outside the view of the presets. Customer understands that any preset changes they make without informing IntelaSight will not take effect on IntelaSight's monitoring stations.

<u>Infrastructure Limitations</u>. IntelaSight is unable to monitor or record activity on Customer's premises unless Customer has sufficient Internet connectivity, electrical power, and network connectivity to transmit data from the installed cameras to IntelaSight continuously. It is Customer's responsibility to ensure the availability of such power and connectivity, provided that IntelaSight has agreed to provide a UPS for the System as provided in the Order. Customer will continue to be charged its hourly fees under their signed monitoring schedule even when Internet or power is down beyond IntelaSight's control.

Limitations of Shared Monitoring. The monitoring to be provided under this Order is shared monitoring unless otherwise specified herein. Shared monitoring means that IntelaSight representatives monitoring Customer's cameras may also be monitoring other customer's cameras.
Other Limitations. Customer acknowledges that IntelaSight's ability to monitor, record and report activity on Customer's premises may be limited by, (i) the number of cameras that Customer chooses to have monitored by IntelaSight, (ii) the speed and capacity of Customer's Internet connection (i.e., bandwidth), and (iii) adverse weather conditions, such as high winds.

MONITORING FAILURES

IntelaSight agrees to notify Customer within 2 hours in the event that a camera or other part of the System has failed such that IntelaSight is unable to receive and monitor a feed from a Monitored Camera that is installed to monitor a portion of Customer's premises (the "Affected Area"). For example, a network or power outage, or defect or technical issue with the System. Customer acknowledges that objects within a Monitored Camera's field of view can limit IntelaSight's ability to monitor activity that occurs behind such objects, and that the inability to monitor such activity is not considered by the parties to be a "failure" of the System. IntelaSight shall have no liability under this Section in the event that a failure is caused by the intentional act of any third party and such failure is not detected despite reasonable efforts by IntelaSight to detect such failure (e.g., due to intentional actions by the third party to hide or obscure, or mislead IntelaSight about, such failure).

IntelaSight shall notify Customer of any system failure as described above, by sending an email message indicating that the failure has occurred to tglynn @ iaai .com, or ~~and~~ (ii) call Customer by telephone at (818) 487-2202. Customer acknowledges and agrees that it is Customer's responsibility to monitor its email and voicemail systems to become aware of any notifications under this Section. IntelaSight's obligation of notification will be satisfied by its dispatch of the email notification and its attempt to reach Customer at the phone number above. Leaving a message via email or telephone satisfies notification requirement. Customer is solely responsible for maintaining its own email, telephone and voicemail systems, and IntelaSight has have no liability arising out of any failure by Customer to do so.

ALLOCATION OR RISK AND LIABILITY

Allocation of Risk. Customer acknowledges that the Remote Monitoring Services are only one tool for use in improving Customer's security and the security of Customer's premises will depend on many factors. While the System may improve Customer's security, IntelaSight makes no claim that the System will operate without fault or will yield a positive result in any given situation. Customer acknowledges and agrees that to the extent IntelaSight or its designated service provider provides Services or assists with the security of Customer's premises, IntelaSight is merely assisting Customer with such functions. Customer shall be solely responsible for security of its premises. The parties agree that liability with respect to any theft, damage to property, death or personal injury or other harm incurred where the System is being used, as between the parties, will lie solely with Customer.

Insurance. INTELASIGHT IS NOT AN INSURER AND CUSTOMER AGREES THAT IT WILL OBTAIN FROM AN INSURER ANY INSURANCE THAT IT DESIRES. THE AMOUNT PAID BY CUSTOMER TO INTELASIGHT IS UNRELATED TO THE VALUE OF CUSTOMER'S PROPERTY OR THE PROPERTY OF OTHERS LOCATED ON CUSTOMER'S PREMISES. IN THE EVENT OF ANY LOSS OR INJURY TO ANY PERSON OR PROPERTY, CUSTOMER AGREES TO LOOK EXCLUSIVELY TO ITS INSURER TO RECOVER DAMAGES. CUSTOMER WAIVES ALL SUBROGATION AND OTHER RIGHTS OF RECOVERY AGAINST INTELASIGHT THAT ANY INSURER OR OTHER PERSON MAY HAVE AS A RESULT OF PAYING ANY CLAIM FOR LOSS OR INJURY TO ANY OTHER PERSON. UNLESS OTHERWISE AGREED TO IN WRITING, CUSTOMER AGREES THAT IT WILL, AT ITS OWN EXPENSE, CARRY AND MAINTAIN DURING THE TERM OF THIS AGREEMENT A COMMERCIAL GENERAL LIABILITY INSURANCE POLICY WITH POLICY LIMITS OF NOT LESS THAN $1,000,000 EACH OCCURRENCE FOR BODILY INJURY, AND $1,000,000 EACH OCCURRENCE FOR DAMAGE TO PROPERTY, OR, ALTERNATIVELY, $2,000,000 COMBINED SINGLE LIMIT EACH OCCURRENCE FOR BODILY INJURY AND PROPERTY DAMAGE COMBINED. UNLESS OTHERWISE AGREED TO IN WRITING, INTELASIGHT AGREES THAT IT WILL, AT ITS OWN EXPENSE, CARRY AND MAINTAIN DURING THE TERM OF THIS AGREEMENT A COMMERCIAL GENERAL LIABILITY INSURANCE POLICY WITH POLICY LIMITS OF NOT LESS THAN $1,000,000 EACH OCCURRENCE FOR BODILY INJURY, AND $1,000,000 EACH OCCURRENCE FOR DAMAGE TO PROPERTY, OR, ALTERNATIVELY, $2,000,000 COMBINED SINGLE LIMIT EACH OCCURRENCE FOR BODILY INJURY AND PROPERTY DAMAGE COMBINED.

Limitation Of Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES, REGARDLESS OF THE FORM OF ACTION OR WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES. EXCEPT FOR ITS

INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT, IN NO EVENT WILL INTELASIGHT'S AGGREGATE LIABILITY TO CUSTOMER FOR LOSS, DAMAGE, INJURY OR OTHER CONSEQUENCE IN CONNECTION WITH THE SYSTEM EXCEED AN AMOUNT EQUAL TO THE TOTAL OF (i) THE AMOUNTS CUSTOMER PAYS UNDER THIS AGREEMENT, AND (ii) ANY AMOUNTS OWED BY CUSTOMER UNDER THIS AGREEMENT, IF ANY, REGARDLESS OF HOW THE LOSS, DAMAGE, INJURY OR OTHER CONSEQUENCE IS CAUSED, EVEN IF CAUSED BY INTELASIGHT'S NEGLIGENCE, GROSS NEGLIGENCE, FAILURE TO PERFORM DUTIES UNDER THIS ORDER, STRICT LIABILITY, FAILURE TO COMPLY WITH ANY APPLICABLE LAW, OR OTHER FAULT. CUSTOMER'S EXCLUSIVE DAMAGE AND LIABILITY REMEDIES ARE SET FORTH IN THIS PARAGRAPH.

Indemnification By Customer. CUSTOMER ACKNOWLEDGES THAT IT ALONE IS RESPONSIBLE FOR ITS SECURITY, AND IN THE EVENT ANY LAWSUIT OR OTHER CLAIM IS FILED BY ANY OTHER PARTY AGAINST INTELASIGHT OR ITS AGENTS, EMPLOYEES, SUBSIDIARIES, AFFILIATES OR PARENT COMPANIES ARISING OUT OF ANY CLAIM OF INJURY, DEATH OR DAMAGE, INCLUDING WITHOUT LIMITATION, THEFT OR DAMAGE TO PROPERTY OR PERSONAL INJURY ASSOCIATED OR OCCURRING IN CONNECTION WITH THE SYSTEM, CUSTOMER AGREES TO BE SOLELY RESPONSIBLE FOR, AND TO INDEMNIFY AND HOLD INTELASIGHT COMPLETELY HARMLESS FROM, SUCH LAWSUIT OR OTHER CLAIM INCLUDING THE PAYMENT OF ALL DAMAGES, EXPENSES, COSTS AND ATTORNEYS' FEES. THESE OBLIGATIONS WILL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT. THESE OBLIGATIONS WILL APPLY EVEN IF SUCH LAWSUIT OR OTHER CLAIM ARISES OUT OF INTELASIGHT'S NEGLIGENCE, GROSS NEGLIGENCE, FAILURE TO PERFORM DUTIES UNDER THIS CONTRACT, STRICT LIABILITY, FAILURE TO COMPLY WITH ANY APPLICABLE LAW, OR OTHER FAULT. THIS INDEMNIFICATION OBLIGATION SHALL NOT OBVIATE INTELASIGHT'S LIABILITY UNDER THE SECTION ENTITLED MONITORING FAILURES OR INDEMNIFICATION BY INTELASIGHT.

Indemnification By IntelaSight. INTELASIGHT ASSUMES FULL AND COMPLETE RESPONSIBILITY FOR ALL INJURIES TO, OR DEATH OF, ANY PERSON, INCLUDING BUT NOT LIMITED TO INTELASIGHT'S EMPLOYEES, AND FOR DAMAGES TO PROPERTY, INCLUDING THE PROPERTY OF CUSTOMER OR ITS AFFILIATES TO THE EXTENT ARISING SOLELY FROM THE PRESENCE OF INTELASIGHT'S EMPLOYEES ON THE PREMISES OF CUSTOMER OR ITS AFFILIATES IN CONNECTION WITH THE PERFORMANCE OF ANY SERVICES, WHETHER CAUSED BY NEGLIGENCE OR OTHERWISE, EXCEPT FOR INJURIES, DEATHS, OR DAMAGES WHICH ARE CAUSED BY THE NEGLIGENCE OF CUSTOMER OR ITS AFFILIATES, AND IN THE EVENT ANY LAWSUIT OR OTHER CLAIM IS FILED BY ANY OTHER PARTY AGAINST CUSTOMER OR ITS AGENTS, EMPLOYEES, SUBSIDIARIES, AFFILIATES OR PARENT COMPANIES ARISING OUT OF ANY SUCH CLAIM, INTELASIGHT AGREES TO BE SOLELY RESPONSIBLE FOR, AND TO INDEMNIFY AND HOLD CUSTOMER COMPLETELY HARMLESS FROM, SUCH LAWSUIT OR OTHER CLAIM INCLUDING THE PAYMENT OF ALL DAMAGES, EXPENSES, COSTS AND ATTORNEYS' FEES. THESE OBLIGATIONS WILL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

Customer acknowledges that it has read, understood and agreed to this Order, and all Schedules attached hereto, which are incorporated herein. IN WITNESS WHEREOF, the parties have executed this Order as of the Effective Date (as defined above).

CUSTOMER:	***INTELASIGHT, INC.***
Signature: [signature]	*Signature:* Darrin P. Tuttle
Name: Tim Carrow	*Name:* Darrin Tuttle
Title: Branch Mgr.	*Title:* Account Manager
Date: 3/25/08	*Date:* 03-25-08